Stock-Based Compensation	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation

NOTE 17	Stock-Based Compensation
As part of its employee and director compensation programs, the Company currently may grant certain stock awards under the provisions of its stock incentive plan. The plan provides for grants of shares of common stock or stock units that are subject to restriction on transfer prior to vesting. Most stock and unit awards vest over three to five years and are subject to forfeiture if certain vesting requirements are not met. In addition, the plan provides for grants of options to purchase shares of common stock at a fixed price equal to the fair value of the underlying stock at the date of grant. Option grants are generally exercisable up to ten years from the date of grant. Stock incentive plans of acquired companies are generally terminated at the merger closing dates. Participants under such plans receive the Company’s common stock, options to buy the Company’s common stock, or long term cash incentives, based on the conversion terms of the various merger agreements. At December 31, 2025, there were 41 million shares (subject to adjustment for forfeitures) available for grant under the Company’s stock incentive plan.
Restricted Stock and Unit Awards
A summary of the status of the Company’s restricted shares of stock and unit awards is presented below:

	2025		2024		2023
Year Ended December 31	Shares	Weighted-Average Grant-Date Fair Value	Shares	Weighted-Average Grant-Date Fair Value	Shares	Weighted-Average Grant-Date Fair Value
Outstanding at beginning of period	9,241,387	$44.45	8,316,571	$48.42	6,880,826	$52.59
Granted	5,815,879	46.25	6,107,976	42.12	5,565,634	45.87
Vested	(5,272,319)	47.05	(4,680,480)	48.52	(3,872,874)	52.05
Cancelled	(507,322)	44.48	(502,680)	44.06	(257,015)	50.00
Outstanding at end of period	9,277,625	$44.10	9,241,387	$44.45	8,316,571	$48.42
The total fair value of shares vested was $252 million, $208 million and $180 million for the years ended December 31, 2025, 2024 and 2023, respectively. Stock-based compensation expense was $235 million, $232 million and $224 million for the years ended December 31, 2025, 2024 and 2023, respectively. On an after-tax basis, stock-based compensation was $177 million, $173 million and $167 million for the years ended December 31, 2025, 2024 and 2023, respectively. As of December 31, 2025, there was $177 million of total unrecognized compensation cost related to nonvested share-based arrangements granted under the plans. That cost is expected to be recognized over a weighted-average period of 1.8 years as compensation expense.
Stock Option Awards
The number of outstanding stock options was less than 1 million as of December 31, 2025, compared with approximately 2 million at December 31, 2024. The weighted-average exercise price and remaining contractual maturity of the outstanding stock options as of December 31, 2025 were $53.29 and 1.0 years, respectively.